    As filed with the Securities and Exchange Commission on April 3, 2001

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                                                          File No. 2-82276
                                                                  811-3683
                       --------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 21  [x]

                                      and

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                               Amendment No. 22   [x]

                         -----------------------------

                      LINCOLN NATIONAL MANAGED FUND, INC.
              (Exact Name of Registrant as Specified in Charter)

     1300 South Clinton Street, Fort Wayne, Indiana         46802
   (Address of Principal Executive Offices)            (Zip Code)

       Registrant's Telephone Number, including Area Code (219)455-2000


                           ELIZABETH FREDERICK, ESQ.
                   Lincoln National Life Insurance Company
                               1300 S. Clinton St.
                              Fort Wayne, IN 46802
                    (Name and Address of Agent for Service)

                    --------------------------------------

                     Copies of all communications to
                     Jeffrey S. Puretz, Esq.
                     Dechert
                     1775 Eye Street, N.W.
                     Washington, D.C. 20006

                    --------------------------------------
                         Fiscal year-end:  December 31

                    --------------------------------------


                    --------------------------------------

It is proposed that this filing will become effective:

         immediately upon filing pursuant to paragraph (b)
     ---

      X  on May 1, 2001 pursuant to paragraph (b)
     ---


         60 days after filing pursuant to paragraph (a) (1)\
     ---

         on _________ pursuant to paragraph (a) (1)
     ---

         75 days after filing pursuant to paragraph (a) (2)
     ---
         on _________ pursuant to paragraph (a) (2) of Rule 485.
     ---



If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LINCOLN NATIONAL MANAGED FUND, INC.


The fund is one of the Lincoln National Funds (funds) that sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract.



The Prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund. You can find information common to all Lincoln National Funds in the General Prospectus Disclosure following the fund Prospectus.


The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this Prospectus states. This Prospectus does not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.

CONTENTS


SUBJECT                                        PAGE
---------------------------------------------------
Summary Description of the Fund                 M-2
Investment Strategies                           M-3
Risks of Investment Strategies                  M-5
Investment Adviser and Portfolio Manager        M-7
General Prospectus Disclosure -- Important
Additional Information



Prospectus
May 1, 2001

SUMMARY DESCRIPTION OF THE FUND


The investment objective of the Managed Fund (fund) is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy. The fund is a balanced fund that pursues its investment objective by buying and holding (investing in) three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective.

The fund generally invests the largest amount in the stock category. This category consists primarily of stocks of large-sized U.S. companies: companies with market capitalizations of more than $5 billion. This category also includes some investments in medium-sized U.S. companies (market capitalizations greater than $1 billion but less than $5 billion) and small-sized U.S. companies (market capitalizations less than $1 billion).

Amounts not invested in the stock category are invested in debt obligations and money market securities. The debt obligations category primarily consists of a diverse group of domestic debt obligations. These securities include high-quality investment-grade bonds issued by U.S. corporations, obligations issued or guaranteed by the U.S. Government, and securities backed by mortgages on real estate (mortgage-backed securities). The fund also invests in medium-grade corporate bonds. The money market securities category consists of a diversified portfolio of high-quality short-term money market securities that mature within one year from date of purchase. The fund may not invest more than 75% of its assets in either the stock or the debt obligations category.

The main investment risks of choosing to invest your contract assets in the fund are as follows:

- the value of the fund's shares will fluctuate, and you could lose money;

- the value of the fund's shares will depend on which category of securities the fund invests, and poor timing when selecting the size and categories of investment could cause the value of the fund's shares to fall;

- investing in the stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with investing in the stocks of larger, more mature, well-known companies, including greater and more rapid fluctuations in the value of these stocks, and, therefore, the fund's shares;

- the value of the debt obligations held by the fund -- and therefore, the value of the fund's shares -- will fluctuate with changes in interest rates and you could lose money (interest rate risk);

- issuers of the debt obligations held by the fund could fail to make interest or principal payments on time, causing the value of those debt obligations -- and, therefore, the value of the fund's shares -- to fall (credit risk);

- the value of the mortgage-backed securities held by the fund -- and therefore, the value of the fund's shares -- may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates; and

- the fund's investment in money market securities is neither insured nor guaranteed by the U.S. Government.


                                     * * *



The bar chart and table below provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows:


- changes in the fund's performance from year to year and

- how the fund's average annual returns for one, five and ten year period compare with those of a broad measure of market performance

Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected the returns shown would be lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS
        YEAR          ANNUAL TOTAL RETURN(%)
1991                                  21.66%
1992                                   3.66%
1993                                  11.53%
1994                                  -1.84%
1995                                  29.29%
1996                                  12.05%
1997                                  21.82%
1998                                  12.72%
1999                                   7.75%
2000                                  -1.39%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the first quarter of 1991 at: 13.01%.


The fund's lowest return for a quarter occurred in the third quarter of 1998 at:
(-6.92%).



AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/00)



                                                             Lehman
                                                             Brothers
                                                             Government/
                                                             Credit Bond
Period Back            Managed            S&P 500*           Index**
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1 year                           (-1.39)%           (-9.19)%           11.85%
5 year                            10.33%             18.42%             6.24%
10 year                           11.30%             17.50%             8.00%


 * The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices.


 ** The Lehman Brothers Government/Credit Bond Index is Lehman Brothers' index of U.S. Government and corporate bonds, a widely-recognized unmanaged index of domestic bond prices.


The fund invests in three categories of securities. Neither of the two indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in the stock category, but may not invest more than 75% of its assets in either the stock category or the debt obligations category.


INVESTMENT STRATEGIES



The investment objective of the fund is maximum long-term total return (capital gains plus income) consistent with prudent investment strategy.


The fund pursues its objective by buying and holding (investing in) three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective.

The fund continuously adjusts the mix of investments among the three categories in an effort to:

- control the level of risk during changing economic and market conditions, and

- take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.

The three categories are explained in the following sections.


STOCK CATEGORY



The stock category primarily holds stocks of large-sized U.S. companies: companies with market capitalizations of more than $5 billion. (A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2000, the average market capitalization of the Standard &Poor's 500 Composite Stock Index (S&P), a broad based market index representative of larger, typically more financially stable companies, was $146 billion.) The stock category also includes some investments in medium-sized U.S. companies, which have market capitalizations greater than $1 billion but less than $5 billion, and small-sized U.S. companies, which have market capitalizations less than $1 billion.

The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:

- a "growth" oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and

- a "value" oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:

- show growth potential that significantly exceeds the average expected growth rate of companies in the same industry, and

- be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

- a long history of profit growth and dividend payment, and

- a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries. The fund uses the following criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an ongoing basis. The fund replaces a current investment, if a possible new investment appears significantly more attractive under the fund's investment criteria.


DEBT OBLIGATIONS CATEGORY


The debt obligations category primarily holds a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). (A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation.) The fund will invest primarily in a combination of:

- high-quality investment-grade corporate bonds;

- obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

- mortgage-backed securities.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. (See the General SAI Disclosure for the
11 funds for a description of the credit rating categories of these two entities, and a description of U.S. government obligations.) Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) or medium-grade corporate bonds (fourth credit-rating category).

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund's investment process for the debt obligations category centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of inflation, unemployment, and industrial production, and possible changes in the credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the debt obligations category of the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for this category.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and duration of the portfolio. (Duration is the change in value of a debt obligation resulting from a 1% change in interest rates.) Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of an increase or decrease in a credit rating, the debt obligation's resale value, and any prepayment options. As a general matter, the fund anticipates that on average, no more than 20% of the fund's assets will be invested in medium-grade debt obligations.


MONEY MARKET CATEGORY


The money market category holds a diversified portfolio of high-quality short-term money market securities that mature within one year from date of purchase. These money market securities include:

- obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

- obligations (including certificates of deposit, bankers' acceptances and time deposits) of any U.S. bank or other U.S. financial institution that is a member of the Federal Reserve System, the Federal Deposit Insurance Corp.
  (FDIC) or the Federal Savings and Loan Insurance Corp. (FSLIC), including obligations of foreign branches of those members, and of any U.S. branch of a foreign bank; and

- commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

For the money market category, the fund maintains a cumulative average portfolio maturity of no greater than 90 days. The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. (See the General SAI Disclosure for the 11 funds for a description of the credit rating categories of these two entities.)


When selecting money market securities, the fund considers the Federal Reserve Board's current policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity.



The fund expects its annual portfolio turnover rate to be around 100% or less in any year. (For example, the fund would have a rate of portfolio turnover of 100%, if the fund replaced all of its investments in one year.) Market conditions could result in a greater degree of market activity and a portfolio turnover rate as high as 150%. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 110% in 2000 and 44.79% in 1999. The fund expected to incur an above average turnover rate in 2000, because the fund's portfolio manager restructured the fund's portfolio during 2000.



OTHER STRATEGIES


The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks they involve.


RISKS OF INVESTMENT STRATEGIES


The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

- the performance of each category, and

- the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:

- the securities in one of the categories do not perform as well as securities in the other categories;

- the fund invests large amounts in a category that does not perform as well as the other categories; and

- when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments -- and, therefore, the value of the fund's shares held under your contract -- to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small- and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund -- and therefore, the value of the fund's shares -- will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund -- and, therefore, the value of the fund's shares -- will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

You may consider choosing this fund for investing some portion of your contract assets if (1) you are seeking to invest in stocks, but want to lower the risks involved by also investing in debt obligations and money market securities, and
(2) you are comfortable with a professional money manager determining the timing and amount of the investment in each of these three categories of securities.


INVESTMENT ADVISER AND PORTFOLIO MANAGER



The fund's investment adviser is Delaware Lincoln Investment Advisers (DLIA). You can find information about DLIA, Delaware Management Business Trust, in the General Prospectus Disclosure under Management of the Funds -- Investment Adviser.



DLIA is responsible for overall management of the fund's securities investments.



J. Paul Dokas, Vice President of DLIA, has assumed responsibility for managing the process by which the fund determines the timing and amount of the investments in each investment category. Mr. Dokas has also assumed responsibility for managing the stock category of the fund. Prior to joining DLIA, Mr. Dokas was the Director of Trust Investment at Bell Atlantic Corporation where he was responsible for the investment strategies and asset allocation for more than $10 billion in assets in the company's defined benefit and defined contribution plans. Mr. Dokas has earned the right to use the designation of Chartered Financial Analyst and is a member of the Association of Investment Management Research. He is also a Director of the Financial Analysts Society of Philadelphia.



Effective September 30, 2000, Ryan Brist, Vice President and Portfolio Manager of DLIA assumed responsibility for the management of the debt obligations category of the fund. Prior to joining DLIA, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Management from 1995 to 2000. From 1993 to 1995, Mr. Brist was a Corporate Finance Analyst at Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indiana University.



Jil Schoeff Lindholm of DLIA manages the money market category of the fund.
Ms. Lindholm has been a Short-Term Investment Manager with DLIA, including its predecessor Lincoln Investment Management, Inc., since 1995 and has managed the money market category of the fund since October, 1997. She was a GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana University.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GENERAL PROSPECTUS DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION


This General Prospectus Disclosure is part of the Prospectus of:

Lincoln National Aggressive Growth Fund, Inc.
(Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc.
(Capital Appreciation)

Lincoln National Equity-Income Fund, Inc.
(Equity-Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc.
(Money Market)

Lincoln National Social Awareness Fund, Inc.
(Social Awareness)

Lincoln National Special Opportunities Fund, Inc.
(Special Opportunities)

The following information applies to each fund, unless otherwise indicated.


NET ASSET VALUE


Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund, determines its NAV by:

- adding the values of all securities investments and other assets,

- subtracting liabilities (including dividends payable), and

- dividing by the number of shares outstanding.

NYSE's most recent announcement states that, as of the date of this prospectus, the NYSE will be closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NYSE may also be closed on other days. The NYSE may modify its holiday schedule at any time.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) values its securities investments as follows:

- equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter;

- debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and

- equity securities, debt securities and other assets for which market quotations are not readily available, fair value as determined in good faith under the authority of each fund's Board of Directors.


MONEY MARKET FUND. The Money Market Fund values its securities using the amortized cost method of valuation provided by Rule 2a-7 under the Investment Company Act of 1940, as amended. Under the Rule, the fund's NAV must fairly reflect market value.


See the General SAI Disclosure for the methodology that a fund (other than for the Money Market Fund) uses to value short-term investments, options, futures and options on futures, and foreign securities.


MANAGEMENT OF THE FUNDS


Each fund's business and affairs are managed under the direction of its Board of Directors. The Board has the power to amend the bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.


INVESTMENT ADVISER. Delaware Lincoln Investment Advisers (DLIA) is investment adviser to nine of the funds: Aggressive Growth, Bond, Capital Appreciation, Equity-Income, Growth and Income, Global Asset Allocation, International, Managed and Money Market. Vantage Investment Advisers (VIA) is investment adviser to two of the funds: Social Awareness and Special Opportunities. DLIA and VIA are both series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DLIA and VIA are collectively referred to in this General Prospectus Disclosure as the adviser, unless otherwise indicated.


                                                                           GPD-1

DMBT and its predecessors have acted as an investment adviser to mutual funds for over sixty years. DMBT provides investment management services to the registered investment companies of Delaware Investments Family of Funds; Delaware Pooled Trust, a no-load, open-end series; Delaware Market Neutral Equity Fund, L.P., a limited partnership; and to off-shore and on-shore collateralized bond obligation funds. DLIA, either directly or through a sub-adviser, and VIA, directly, provide portfolio management and investment advice to the funds and certain administrative services to the funds, subject to the supervision of the funds' Board of Directors.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Each fund pays its adviser a monthly fee for the adviser's services. The annual rate of the fee is based on the average daily net asset value of each fund, as shown in the following chart:


FUND                                             ...OF AVERAGE DAILY NET ASSET VALUE
-------------------------------------------------------------------------------------------------
Aggressive Growth                    .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; .65 of 1% of the excess over $400 million
Capital Appreciation                 .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Equity-Income                        .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Global Asset Allocation              .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; and .68 of 1% of the excess over $400 million
International                        .90 of 1% of the first $200 million; .75 of 1% of the next
                                     $200 million; and .60 of 1% in excess over $400 million
All other funds                      .48 of 1% of the first $200 million; .40 of 1% of the next
                                     $200 million; and .30 of 1% in excess over $400 million

--------------------------------------------------------------------------------


2000 ADVISORY FEES*
FUND                                 2000 RATIO OF THE ADVISER'S COMPENSATION TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
Aggressive Growth                                                .70%
Bond                                                              .45
Capital Appreciation                                              .71
Equity-Income                                                     .72
Global Asset Allocation                                           .72
Growth and Income                                                 .31
International                                                     .80
Managed                                                           .37
Money Market                                                      .48
Social Awareness                                                  .33
Special Opportunities                                             .41



* The sub-adviser to the funds, where applicable, is paid out of the fees paid to the adviser.

--------------------------------------------------------------------------------


PURCHASE AND REDEMPTION OF FUND SHARES



Each fund sells its shares of common stock to Lincoln National Life Insurance Company (Lincoln Life), and Lincoln Life & Annuity Company of New York (LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.



Each fund sells and redeems its shares, without charge, at their NAV next determined after Lincoln Life and LNY receives a purchase or redemption request. However, each fund redeems its shares held by Lincoln Life and LNY for its own account at the NAV next determined after the fund receives the redemption request. The value of shares redeemed may be more or less than original cost, depending on the market value of a fund's securities investments at the time of redemption.



The fund normally pays for shares redeemed within seven days after Lincoln Life and LNY receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:


- the NYSE closes for other than weekends and holidays;

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- the SEC restricts trading on the NYSE;

- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or

- The SEC permits, by order, for the protection of fund shareholders.


DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS



Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.



Since the only shareholders of the funds are Lincoln Life and LNY, this General Prospectus Disclosure does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



MANAGEMENT DISCUSSION OF FUND PERFORMANCE


Each fund's Annual Report includes the portfolio manager's discussion of the fund's performance for the previous fiscal year and the factors affecting the performance. Each fund will send you a free copy of its Annual Report on request.

                                                                           GPD-3

FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the financial performance of the funds for the past 5 years, or, if shorter, the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, are included in the Annual Report, which is available upon request.


                            INCOME FROM INVESTMENT OPERATIONS LESS DIVIDENDS FROM:
                                                                                                                    RATIO
                                          NET                                                               RATIO   OF NET
                    NET                 REALIZED                                                              OF    INVESTMENT
                   ASSET                  AND                                                 NET           EXPENSES INCOME
                   VALUE      NET       UNREALIZED                         NET               ASSET            TO      TO
                  BEGINNING INVESTMENT    GAIN     TOTAL FROM   NET      REALIZED            VALUE          AVERAGE AVERAGE
                    OF       INCOME     (LOSS) ON  INVESTMENT INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET     NET
  PERIOD ENDED    PERIOD    (LOSS)(2)   INVESTMENTS OPERATIONS  INCOME   INVESTMENTS DIVIDENDS PERIOD RETURN(1) ASSETS ASSETS
--------------------------------------
Lincoln National Aggressive Growth Fund, Inc.
12/31/00          $19.038     (0.083)     (0.279)    (0.362)     --        (1.032)   (1.032) $17.644  (2.69%)   0.78%  (0.41%)
12/31/99          $13.367     (0.060)      5.732      5.672     (0.001)     --       (0.001) $19.038  42.43%   0.87%  (0.48%)
12/31/98          $16.385      0.001      (0.810)    (0.809)    (0.023)    (2.186)   (2.209) $13.367  (6.20%)   0.81%   0.01%
12/31/97          $13.980      0.023       3.055      3.078      --        (0.673)   (0.673) $16.385  23.09%   0.81%   0.16%
12/31/96          $12.183      0.004       1.989      1.993     (0.004)    (0.192)   (0.196) $13.980  17.02%   0.82%   0.03%
Lincoln National Bond Fund, Inc.
12/31/00          $11.436      0.787       0.426      1.213     (0.758)     --       (0.758) $11.891  10.88%   0.55%   6.55%
12/31/99          $12.689      0.772      (1.180)    (0.408)    (0.845)     --       (0.845) $11.436  (3.27%)   0.53%   6.02%
12/31/98          $12.861      0.662       0.494      1.156     (1.328)     --       (1.328) $12.689   9.56%   0.52%   5.90%
12/31/97          $11.766      0.785       0.310      1.095      --         --        --    $12.861   9.30%   0.53%   6.45%
12/31/96          $12.247      0.767      (0.481)     0.286     (0.767)     --       (0.767) $11.766   2.31%   0.51%   6.56%
Lincoln National Capital Appreciation Fund, Inc.
12/31/00          $31.466     (0.047)     (4.694)    (4.741)    (1.380)     --       (1.380) $25.345 (15.85%)   0.76%  (0.15%)
12/31/99          $21.772      0.007       9.839      9.846      --        (0.152)   (0.152) $31.466  45.46%   0.78%   0.03%
12/31/98          $17.530     (0.003)      6.127      6.124     (0.050)    (1.832)   (1.882) $21.772  37.96%   0.83%  (0.01%)
12/31/97          $14.504      0.050       3.510      3.560      --        (0.534)   (0.534) $17.530  25.29%   0.89%   0.35%
12/31/96          $12.916      0.135       2.051      2.186     (0.135)    (0.463)   (0.598) $14.504  18.02%   0.93%   0.99%
Lincoln National Equity-Income Fund, Inc.
12/31/00          $22.047      0.164       1.583      1.747     (0.125)    (6.226)   (6.351) $17.443  10.62%   0.79%   0.89%
12/31/99          $21.715      0.189       1.204      1.393     (0.171)    (0.890)   (1.061) $22.047   6.27%   0.79%   0.86%
12/31/98          $20.118      0.282       2.204      2.486     (0.460)    (0.429)   (0.889) $21.715  12.73%   0.79%   1.40%
12/31/97          $15.780      0.229       4.511      4.740      --        (0.402)   (0.402) $20.118  30.67%   1.02%   1.46%
12/31/96          $13.507      0.288       2.451      2.739     (0.288)    (0.178)   (0.466) $15.780  19.81%   1.08%   1.99%
Lincoln National Global Asset Allocation Fund, Inc.
12/31/00          $16.793      0.393      (1.259)    (0.866)     --        (1.145)   (1.145) $14.782  (5.44%)   0.94%   2.51%
12/31/99          $15.759      0.323       1.409      1.732     (0.266)    (0.432)   (0.698) $16.793  11.36%   0.91%   2.05%
12/31/98          $15.628      0.357       1.585      1.942     (0.589)    (1.222)   (1.811) $15.759  13.50%   0.91%   2.36%
12/31/97          $14.226      0.383       2.205      2.588      --        (1.186)   (1.186) $15.628  19.47%   0.89%   2.77%
12/31/96          $13.391      0.392       1.522      1.914     (0.392)    (0.687)   (1.079) $14.226  15.04%   1.00%   2.93%
Lincoln National Growth and Income Fund, Inc.
12/31/00          $51.710      0.482      (5.129)    (4.647)    (0.492)    (3.322)   (3.814) $43.249  (9.63%)   0.36%   1.00%
12/31/99          $46.288      0.509       7.356      7.865     (0.497)    (1.946)   (2.443) $51.710  17.55%   0.36%   1.05%
12/31/98          $41.949      0.607       7.371      7.978     (1.164)    (2.475)   (3.639) $46.288  20.33%   0.35%   1.44%
12/31/97          $33.110      0.649       9.331      9.980      --        (1.141)   (1.141) $41.949  30.93%   0.35%   1.79%
12/31/96          $29.756      0.683       4.943      5.626     (0.683)    (1.589)   (2.272) $33.110  18.76%   0.36%   2.23%
Lincoln National International Fund, Inc.
12/31/00          $14.374      0.287      (0.284)     0.003     (0.272)    (0.336)   (0.608) $13.769   0.13%   0.96%   2.13%
12/31/99          $15.982      0.294       2.182      2.476     (0.529)    (3.555)   (4.084) $14.374  17.75%   0.92%   2.05%
12/31/98          $14.673      0.253       1.838      2.091     (0.189)    (0.593)   (0.782) $15.982  14.65%   0.93%   1.63%
12/31/97          $14.556      0.066       0.771      0.837      --        (0.720)   (0.720) $14.673   6.00%   0.93%   0.44%
12/31/96          $13.398      0.071       1.244      1.315     (0.071)    (0.086)   (0.157) $14.556   9.52%   1.19%   0.51%
Lincoln National Managed Fund, Inc.
12/31/00          $18.910      0.628      (0.865)    (0.237)    (0.660)    (1.095)   (1.755) $16.918  (1.39%)   0.44%   3.46%
12/31/99          $18.971      0.622       0.767      1.389     (0.552)    (0.898)   (1.450) $18.910   7.75%   0.42%   3.25%
12/31/98          $19.304      0.599       1.632      2.231     (1.162)    (1.402)   (2.564) $18.971  12.72%   0.42%   3.31%
12/31/97          $16.266      0.661       2.811      3.472      --        (0.434)   (0.434) $19.304  21.82%   0.42%   3.77%
12/31/96          $15.895      0.628       1.291      1.919     (0.628)    (0.920)   (1.548) $16.266  12.05%   0.43%   4.05%


                            NET ASSETS
                   PORTFOLIO AT END OF
                   TURNOVER   PERIOD
  PERIOD ENDED      RATE     (000'S)
Lincoln National
12/31/00               106% $  591,414
12/31/99               209% $  448,193
12/31/98               102% $  335,366
12/31/97               105% $  342,763
12/31/96                78% $  242,609
Lincoln National
12/31/00               167% $  337,187
12/31/99                39% $  330,923
12/31/98                51% $  363,808
12/31/97                56% $  280,383
12/31/96               142% $  253,328
Lincoln National
12/31/00                62% $1,689,681
12/31/99                60% $1,913,076
12/31/98                78% $  770,736
12/31/97               137% $  451,036
12/31/96                93% $  267,242
Lincoln National
12/31/00               143% $  866,074
12/31/99               191% $  990,758
12/31/98                29% $  991,977
12/31/97                18% $  811,070
12/31/96                22% $  457,153
Lincoln National
12/31/00               154% $  389,004
12/31/99               134% $  490,804
12/31/98               134% $  490,154
12/31/97               178% $  438,090
12/31/96               167% $  316,051
Lincoln National
12/31/00                65% $3,612,222
12/31/99                16% $4,709,687
12/31/98                34% $4,263,557
12/31/97                32% $3,540,862
12/31/96                47% $2,465,224
Lincoln National
12/31/00                 7% $  403,589
12/31/99                12% $  526,317
12/31/98               123% $  501,654
12/31/97                78% $  466,229
12/31/96                69% $  440,375
Lincoln National
12/31/00               110% $  759,875
12/31/99                45% $  927,572
12/31/98                57% $  965,486
12/31/97                53% $  850,646
12/31/96               109% $  675,740


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                            INCOME FROM INVESTMENT OPERATIONS LESS DIVIDENDS FROM:
                                                                                                                    RATIO
                                          NET                                                               RATIO   OF NET
                    NET                 REALIZED                                                              OF    INVESTMENT
                   ASSET                  AND                                                 NET           EXPENSES INCOME
                   VALUE      NET       UNREALIZED                         NET               ASSET            TO      TO
                  BEGINNING INVESTMENT    GAIN     TOTAL FROM   NET      REALIZED            VALUE          AVERAGE AVERAGE
                    OF       INCOME     (LOSS) ON  INVESTMENT INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET     NET
  PERIOD ENDED    PERIOD    (LOSS)(2)   INVESTMENTS OPERATIONS  INCOME   INVESTMENTS DIVIDENDS PERIOD RETURN(1) ASSETS ASSETS
--------------------------------------
Lincoln National Money Market Fund, Inc.
12/31/00          $10.000      0.590         N/A      0.590     (0.590)       N/A    (0.590) $10.000   6.07%   0.58%   5.91%
12/31/99          $10.000      0.468         N/A      0.468     (0.468)       N/A    (0.468) $10.000   4.70%   0.59%   4.68%
12/31/98          $10.000      0.497         N/A      0.497     (0.497)       N/A    (0.497) $10.000   5.10%   0.58%   4.97%
12/31/97          $10.000      0.501         N/A      0.501     (0.501)       N/A    (0.501) $10.000   5.13%   0.59%   5.01%
12/31/96          $10.000      0.505         N/A      0.505     (0.505)       N/A    (0.505) $10.000   5.07%   0.57%   5.07%
Lincoln National Social Awareness Fund, Inc.
12/31/00          $44.292      0.267      (3.549)    (3.282)    (0.282)    (3.520)   (3.802) $37.208  (8.32%)   0.38%   0.64%
12/31/99          $40.283      0.319       5.649      5.968     (0.296)    (1.663)   (1.959) $42.292  15.44%   0.38%   0.79%
12/31/98          $35.657      0.367       6.414      6.781     (0.672)    (1.483)   (2.155) $40.283  19.89%   0.38%   1.10%
12/31/97          $27.316      0.364       9.447      9.811      --        (1.470)   (1.470) $35.657  37.53%   0.41%   1.37%
12/31/96          $22.590      0.389       5.748      6.137     (0.389)    (1.022)   (1.411) $27.316  28.94%   0.46%   1.58%
Lincoln National Special Opportunities Fund, Inc.
12/31/00          $28.225      0.536       3.153      3.689     (0.494)    (5.574)   (6.068) $25.846  16.03%   0.49%   2.15%
12/31/99          $33.416      0.482      (1.779)    (1.297)    (0.373)    (3.521)   (3.894) $28.225  (4.45%)   0.44%   1.46%
12/31/98          $35.056      0.470       1.795      2.265     (0.862)    (3.043)   (3.905) $33.416   6.79%   0.42%   1.44%
12/31/97          $29.423      0.477       7.293      7.770      --        (2.137)   (2.137) $35.056  28.15%   0.42%   1.57%
2/31/96           $27.383      0.548       3.867      4.415     (0.548)    (1.827)   (2.375) $29.423  16.51%   0.44%   2.00%


                            NET ASSETS
                   PORTFOLIO AT END OF
                   TURNOVER   PERIOD
  PERIOD ENDED      RATE     (000'S)
Lincoln National
12/31/00               N/A  $  253,097
12/31/99               N/A  $  234,676
12/31/98               N/A  $  137,062
12/31/97               N/A  $   89,227
12/31/96               N/A  $   90,358
Lincoln National
12/31/00                76% $1,510,276
12/31/99                24% $1,946,179
12/31/98                38% $1,868,231
12/31/97                35% $1,255,494
12/31/96                46% $  636,595
Lincoln National
12/31/00                75% $  536,287
12/31/99                96% $  665,652
12/31/98                76% $  917,796
12/31/97                74% $  872,822
2/31/96                 88% $  648,592



(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.



(2) Per share information for the years ended December 31, 2000, 1999, and 1998 were based on the average shares outstanding method for Capital Appreciation, Equity-Income, Global Asset Allocation, International, and Social Awareness. Per share information for the year ended December 31, 2000 was based on the average shares outstanding method for Growth and Income, Managed and Special Opportunities.



GENERAL INFORMATION


You should direct any inquiry to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265).

Each fund will issue:

- unaudited semiannual reports showing current investments and other information; and

- annual financial statements audited by the fund's independent auditors.

These Prospectuses do not contain all the information included in the Registration Statements that the funds have filed with the SEC. You may examine the Registration Statements, including exhibits, at the SEC in Washington, D.C. Statements made in the Prospectuses about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that CONTRACT or other document filed as an exhibit to the related Registration Statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.


A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

                                                                           GPD-5

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

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You can find additional information in each fund's Statement of Additional Information (SAI), which is on file with the SEC. Each fund incorporates its SAI, dated May 1, 2001, into its Prospectus. Each fund will provide a free copy of its SAI on request.



You can find still further information about each fund's investments in the fund's Annual and Semi-Annual reports to shareholders. The Annual Report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its Annual and Semi-Annual Report on request.


For an SAI or Report, either write Lincoln National Life Insurance Co.,
P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.


You can review and copy information about the funds (including the SAIs) at the SEC's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the SEC's Internet site at http:// www.sec.gov. You can get copies of this information by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, and paying a duplicating fee.


Fund Investment Company Act File Numbers:

LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.:            33-70742;   811-8090
LINCOLN NATIONAL BOND FUND, INC.:                          2-80746;   811-3210
LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.:         33-70272;   811-8074
LINCOLN NATIONAL EQUITY-INCOME FUND, INC.:                33-71158;   811-8126
LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.:      33-13530;   811-5115
LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.:             2-80741;   811-3211
LINCOLN NATIONAL INTERNATIONAL FUND, INC.:                33-38335;   811-6233
LINCOLN NATIONAL MANAGED FUND, INC.:                       2-82276;   811-3683
LINCOLN NATIONAL MONEY MARKET FUND, INC.:                  2-80743;   811-3212
LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.:             33-19896;   811-5464
LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.:         2-80731;   811-3291

                                                                           GPD-7

LINCOLN NATIONAL MANAGED FUND, INC.


The Statement of Additional Information (SAI) provides more information about the fund. The fund's audited financial statements and the report of Ernst & Young, LLP, Independent Auditors, are incorporated by reference to the fund's 2000 Annual Report. This SAI should be read in conjunction with the prospectus of the Managed Fund dated May 1, 2001. You may obtain a copy of the fund's Annual Report or Prospectus on request and without charge. Please write Lincoln National Life Insurance Co, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).


The fund's SAI is not a prospectus.

CONTENTS

SUBJECT                                      PAGE
--------------------------------------------------
Description of the Fund                       MF-2
Additional Investment Strategies and Risks    MF-2
Strategic Portfolio Transactions              MF-2
Investment Restrictions                       MF-3
Portfolio Transactions and Brokerage          MF-4
General SAI Disclosure -- Important
Additional Information


May 1, 2001

DESCRIPTION OF THE FUND



The Managed Fund (fund) was incorporated in Maryland in 1983. It is an open-end diversified management investment company whose investment objective is maximum long-term total return (capital gains plus income) consistent with prudent investment strategy. The fund's investment objective and policies are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. See Investment Restrictions. There can be no assurance that the objective of the fund will be achieved. References to adviser in this SAI are to Delaware Lincoln Investment Advisers
(DLIA).



ADDITIONAL INVESTMENT STRATEGIES AND RISKS


The Prospectus discusses the fund's principal investment strategies used to pursue the fund's investment objective and the risks of those strategies. The following discussion describes other investment strategies that the fund may use as market conditions warrant, and notes the risks associated with these other investment strategies.


FOREIGN INVESTMENTS



Investments in securities issued by foreign issuers involve certain risks which are not associated with investment in U.S. securities. The fund has the authority to invest in money market securities issued by foreign issuers. Eurodollar deposits in foreign branches of U.S. banks are similar to domestic deposits, but are not covered by Federal Deposit Insurance Corporation (FDIC) insurance and may be influenced by future political and economic developments and governmental restrictions (for example, restrictions on the flow of capital between Europe and the United States). The fund also has the authority to invest in U.S. dollar-denominated bonds of foreign governments and foreign corporations. Refer to Foreign Investments in the General SAI Disclosure for the 11 funds for a discussion of the various risks inherent in foreign investing.



STRATEGIC PORTFOLIO TRANSACTIONS


The portfolio manager for the fund may, at any given time, invest a portion of the fund's assets in one or more strategic portfolio transactions which we define as derivative transactions and cash enhancement transactions.

For your convenience, in the General SAI Disclosure for the 11 funds, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the General SAI Disclosure for the 11 funds contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.

THE MANAGED FUND IS AUTHORIZED:


a) for derivative transactions, to: write put and covered call options and buy put options for stock and stock indices and buy and sell options to close out positions previously entered into (the aggregate cost of premiums for all outstanding options shall not exceed 30% of the fund's total assets, although the ultimate loss to the fund from options could be substantially greater than 30%); and buy and sell financial futures contracts; put and call options on those contracts. (For certain limited purposes the fund may also buy financial futures contracts on an unleveraged basis and not as an anticipatory hedge. See the General SAI Disclosure.) Amounts committed to margin and paid for option premiums on futures contracts may not exceed 5% of assets.


b) for cash enhancement transactions, to: lend portfolio securities, if such loans of securities do not exceed 15% of the funds total assets at any one time, and engage in repurchase transactions. Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable.


OPTIONS TRADING



The fund will only write and purchase options in standard contracts which may be quoted on the Nasdaq Stock Market, Inc. (NASDAQ) or traded on the national securities exchanges. The adviser will generally write covered call options when it anticipates declines in the market value of the portfolio securities and the premiums received may offset to some extent the decline in the fund's net asset value. On the other hand, writing put options may be a useful portfolio investment strategy when the fund has cash or other reserves and it intends to purchase securities but expects prices to increase.



Generally, the risk to the fund in writing options is that the adviser's assumption about the price trend of the underlying security may prove inaccurate. If the fund wrote a put, expecting the price of a security to increase, and it decreased, or if the fund wrote a call, expecting the price to decrease but it increased, the fund could suffer a loss if the premium received in each case did not equal the difference between the exercise price and the market price. See the General SAI Disclosure for the 11 funds for a more complete description of put and call options and the risks involved.



FUTURES CONTRACTS AND OPTIONS



Generally, the fund may buy and sell financial futures contracts (futures contracts) and related options thereon solely for hedging purposes. The fund may sell a futures contract or purchase a put option on that futures contract to protect the value of the fund's portfolio in the event the adviser anticipates declining security prices. Similarly, if security prices are expected to rise, the fund may purchase a futures contract or a call option thereon. (For certain limited purposes, the fund is also authorized to buy futures contracts on an unleveraged basis and not as an anticipatory hedge.)


See the General SAI Disclosure for the 11 funds for a more complete description of the use of futures contracts and options thereon as well as the risks related thereto.


LENDING OF PORTFOLIO SECURITIES



The fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral from the borrower, in the form of cash (which may be invested in short-term securities), U.S. Government obligations or certificates of deposit. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, and will be in the actual or constructive possession of the fund during the term of the loan. Such loans of securities will not exceed 15% of the fund's total assets at any one time. The fund will maintain the incidents of ownership of the loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the fund will receive interest on the amount of the loan. The loans will be terminable by the fund at any time and will not be made to any affiliates of the fund or the adviser. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.



As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral or the loaned securities should the borrower of securities fail financially. However, loans of portfolio securities will be made only to firms deemed by the adviser to be creditworthy.



REPURCHASE AGREEMENTS


The fund may make short-term investments in repurchase agreements. See the General SAI Disclosure for the 11 funds for a description of repurchase agreements and the risks they involve.


INVESTMENT RESTRICTIONS



The fund has adopted policies and investment restrictions. The investment restrictions may not be changed without a majority vote of its outstanding shares, and are considered fundamental. Such majority is defined in the Investment Company Act of 1940, as amended (1940 Act), as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (1) all percentage limitations apply immediately after the making of an investment; and (2) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.


The fund may not:

1. Invest more than 25% of its total assets in the securities of issuers in any one industry. For purposes of this restriction, gas, electric, water and telephone utilities are treated as separate industries.

2. Borrow money, except for temporary or emergency purposes and not exceeding 5% (taken at the lower cost or current value) of its total assets (not including the amounts borrowed).

3. Invest in the securities of any one issuer unless at least 75% of the value of the fund's total assets is represented by: (a) U.S. Government obligations, cash and cash items, (b) securities of other investment companies, and (c) securities of issuers as to each of which, at the time the investment was made, the fund's investment in the issuer did not exceed 5% of the fund's total assets.

4. Purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations or securities which are secured by interests in real estate.


5. Make loans except that it may lend its portfolio securities if such loans are fully collateralized and such loans of securities do not exceed 15% of its total assets at any one time. See Lending of Portfolio Securities. The purchase of debt securities (including loan participation certificates) and the entry into repurchase agreements are not considered the making of loans.



6. Purchase puts, calls or combinations thereof, except the fund may write and purchase put and call options and effect closing transactions as described under Options Trading.

7. Underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 in disposing of portfolio securities.

8. Invest more than 10% of its total assets in securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days) which are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable.

9. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

10. Make short sales of securities.

11. Purchase or sell commodities or commodity futures contracts, except financial futures contracts and options thereon.

12. Purchase securities of investment companies except in connection with an acquisition, merger, consolidation or reorganization.

13. Invest in companies for the purpose of, or with the effect of acquiring control.

14. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in Restriction 2. (For purposes of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures contracts are not deemed to be pledges of assets.)

15. Issue senior securities as defined in the 1940 Act except insofar as the fund may be deemed to have issued a senior security by borrowing money in accordance with restrictions described above. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and initial margin deposits for futures contracts and the purchase or sale of futures contracts are not deemed to be the issuance of a senior security.)

16. Hold more than 10% of the outstanding voting securities of any one issuer.


PORTFOLIO TRANSACTIONS AND BROKERAGE



The adviser is responsible for decisions to buy and sell securities for the fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.



The adviser currently provides investment advice to a number of other clients. See Management of the Funds -- Investment Adviser in the General Prospectus Disclosure to the Prospectus and Investment Adviser and Sub-Advisers in the General SAI Disclosure. It will be the practice of the adviser to allocate purchase and sale transactions among the fund and others whose assets are managed in such manner as is deemed equitable. In making such allocations, major factors to be considered are investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the fund and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by the fund or other accounts or companies for which the adviser provides investment advice (including affiliates of the adviser). On occasions when the adviser deems the purchase or sale of a security to be in the best interest of the fund, as well as the other clients of the adviser, the adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the fund with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including the fund. In some instances, the procedures may impact the price and size of the position obtainable for the fund. Portfolio securities are not purchased from or sold to the adviser or any affiliated person (as defined in the 1940 Act) of the adviser.



In connection with effecting portfolio transactions, primary consideration will be given to securing the most favorable price and efficient execution. To the extent that the execution and price offered by more than one dealer are comparable, the adviser may, in its discretion, purchase and sell portfolio securities to and from dealers who provide the fund with research advice or other services, which services may be used for the benefit of other clients for which the adviser acts as adviser.

Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The adviser may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided. The Board of Directors of the fund will review regularly the reasonableness of commission and other transaction costs incurred by the fund in the light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the adviser and published data concerning transaction costs incurred by institutional investors generally. The nature of the research services provided to the adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities, risks and trends, all of which the adviser regards as a useful supplement to its own internal research capabilities. The adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the adviser's clients; in addition the adviser may allocate trades among brokers that generally provide superior brokerage and research services. During 2000, the adviser directed transactions totaling approximately $148 million to these brokers and paid commissions of approximately $203,262 in connection with these transactions. Research services furnished by brokers are used for the benefit of all of the adviser's clients and not solely or necessarily for the benefit of the fund. The adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The fund does not reduce its fee to the adviser by any amount that might be attributable to the value of such services.



The aggregate amount of brokerage commissions paid by the fund during 2000 was $747,334, for 1999 it was $483,162 and for 1998 it was $687,282. The increase in commissions paid in 2000 was attributable to the increased portfolio turnover resulting from the portfolio's manager change.


If the fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. If a call written by the fund is exercised, normally the sale of the underlying securities will be executed by the same broker-dealer who executed the sale of the call.


The writing of options by the fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the fund may write may be affected by options written by other investment adviser clients of its adviser. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions. As of the date of this Prospectus, these limits (which are subject to change) are 2,000 options (200,000 shares) in each class of puts or calls.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GENERAL SAI DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION



(Note: this is uniform information for the 11 funds. See each fund's SAI for information specific to that fund.)



THIS GENERAL SAI DISCLOSURE CONSTITUTES PART OF THE SAIS OF LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC. (AGGRESSIVE GROWTH), LINCOLN NATIONAL BOND
FUND, INC. (BOND), LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC. (CAPITAL APPRECIATION), LINCOLN NATIONAL EQUITY-INCOME FUND, INC. (EQUITY-INCOME), LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC. (GLOBAL ASSET ALLOCATION), LINCOLN NATIONAL GROWTH AND INCOME FUND, INC. (GROWTH AND INCOME), LINCOLN NATIONAL INTERNATIONAL FUND, INC. (INTERNATIONAL), LINCOLN NATIONAL MANAGED FUND, INC. (MANAGED), LINCOLN NATIONAL MONEY MARKET FUND, INC. (MONEY MARKET), LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC. (SOCIAL AWARENESS), AND LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC. (SPECIAL OPPORTUNITIES). UNLESS OTHERWISE INDICATED, THE FOLLOWING INFORMATION APPLIES TO EACH FUND.



INVESTMENT ADVISER AND SUB-ADVISERS



Delaware Lincoln Investment Advisers (DLIA) is investment adviser to nine of the funds: Aggressive Growth, Bond, Capital Appreciation, Equity-Income, Growth and Income, Global Asset Allocation, International, Managed and Money Market. Vantage Investment Advisers (VIA) is investment adviser to two of the funds:
Social Awareness and Special Opportunities. DLIA and VIA are both series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DLIA and VIA are collectively referred to in this General SAI Disclosure as the adviser, unless otherwise indicated.



DMBT is a wholly-owned subsidiary of Lincoln National Investments, Inc., which is a wholly-owned subsidiary of Lincoln National Corporation (LNC). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services. DMBT is registered with the Securities and Exchange Commission (SEC) as an investment adviser and has acted as an investment adviser to mutual funds for over sixty years.



During the last three years, the adviser received the amounts, as illustrated in the table below, for investment advisory services. If total expenses of the funds (excluding taxes, interest, portfolio brokerage commissions and fees, and expenses of an extraordinary and non-recurring nature, but including the investment advisory fee) exceed 1 1/2% per annum of the average daily net assets of each fund (2% for the International Fund), the adviser will pay such excess by offsetting it against the advisory fee. If such offset is insufficient to cover the excess, any balance remaining will be paid directly by the adviser to each fund.



ADVISORY FEES PAID BY THE FUNDS



                                                            2000                1999                1998
---------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                      $ 4,181,027         $ 2,417,737         $ 2,476,022
Bond Fund                                                     1,398,198           1,552,439           1,421,361
Capital Appreciation Fund                                    14,625,745           9,051,341           4,265,160
Equity-Income Fund                                            6,138,123           7,394,087           6,639,317
Global Asset Allocation Fund                                  3,114,714           3,493,557           3,320,142
Growth and Income Fund                                       13,042,839          13,910,486          12,112,568
International Fund                                            3,489,925           3,998,445           3,837,594
Managed Fund                                                  3,040,221           3,376,216           3,283,079
Money Market Fund                                             1,012,883             859,855             517,294
Social Awareness Fund                                         5,748,045           6,167,750           5,287,914
Special Opportunities Fund                                    2,113,992           2,868,328           3,248,791


                                                                           GSD-1

Under an Advisory Agreement with each fund, the adviser provides portfolio management and investment advice to the funds and administers its other affairs, subject to the supervision of the fund's Board of Directors. The adviser, at its expense, will provide office space to the funds and all necessary office facilities, equipment and personnel and will make its officers and employees available to the funds as appropriate. In addition, the adviser will pay all expenses incurred by it or by the funds in connection with the management of each fund's assets or the administration of its affairs, other than those assumed by the funds, as described in the General Prospectus Disclosure. Lincoln Life has paid the organizational expenses of all the funds. The rates of compensation to the adviser is set forth in the General Prospectus Disclosure to the Prospectus.



SUB-ADVISERS. As adviser, DLIA is primarily responsible for investment decisions affecting each of the funds under its management. However, DLIA has entered into sub-advisory agreements with several professional investment management firms. These firms provide some or substantially all of the investment advisory services required by a number of the funds, including day-to-day investment management of those funds' portfolios. Each sub-adviser makes investment decisions for its respective fund in accordance with that fund's investment objectives and places orders on behalf of that fund to effect those decisions. See the following table for more information about the sub-advisers and their fees:



                                                                    ANNUAL FEE RATE BASED ON
  FUND                             SUB-ADVISER                      AVERAGE DAILY NET ASSET VALUE
  -----------------------------------------------------------------------------------------------------------------------------

  Aggressive Growth                Putnam Investment Management,    .50 of 1% of the first $250 million, .45 of 1% of the
                                   LLC (Putnam)                     excess over $250 million
                                   One Post Office Square
                                   Boston, MA 02109

  Capital Appreciation             Janus Capital Corporation        .55 of 1% of the first $100 million .50 of 1% of the next
                                   (Janus)                          $400 million; and .45 of 1% of the excess over
                                   100 Fillmore Street              $500 million
                                   Denver, CO 80206

  Equity-Income                    Fidelity Management &            .48 of 1%
                                   Research Co. (FMR)
                                   82 Devonshire Street
                                   Boston, MA 02108

  Global Asset Allocation          Putnam                           The greater of (a) $40,000; or (b) .47 of 1% of the first
                                   One Post Office Square           $200 million; .42 of 1% of the next $200 million; and .40
                                   Boston, MA 02109                 of 1% of any excess over $400 million

  Growth and Income                Goldman Sachs                    .1333 of 1%
                                   Asset Management (GSAM),
                                   a division of
                                   Goldman, Sachs & Co.
                                   32 Old Slip,
                                   17th floor
                                   New York, NY 10005

  International                    Delaware International Advisers  .50 of 1% of the first $200 million; .40 of 1% of the next
                                   Ltd. (DIAL)                      $200 million; and .35 of 1% of any excess over
                                   80 Cheapside,                    $400 million
                                   London, England
                                   EC2V 6EE


GSD-2

Stilwell Financial, Inc. ("Stilwell") owns approximately 81.5% of the outstanding voting stock of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Directors of Janus, owns approximately 12% of Janus's voting stock and, by agreement with Stilwell, selects at least a majority of Janus's Board, subject to the approval of Stilwell, which approval cannot be unreasonably withheld.



Upon the completion of a pending stock sale transaction between Thomas H. Bailey, President, Chief Executive Officer and Chairman of the Board of Janus Capital, and Stilwell Financial, Inc. ("Stilwell"), Stilwell will own approximately 88.7% of Janus Capital's outstanding voting stock and Mr. Bailey will own approximately 6.2%. This transaction is anticipated to close during the first quarter of 2001.



FMR Corp., organized in 1972, is the ultimate parent company of Fidelity Management & Research Co. (FMR). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominately by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, as amended (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.



GSAM, a separate business unit of the Investment Management Division (IMD), a division of Goldman Sachs, was established September 1, 1999. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2000, GSAM, along with other units of IMD, had assets under management of $281.7 billion.


Putnam is a majority-owned subsidiary of Marsh & McLennan Companies, a diversified firm offering insurance and reinsurance broking, consulting, and investment management services. Putnam, however, operates independently of its parent.


During the last three years sub-advisers received the following amounts for investment sub-advisory services. DLIA, not the fund, pays all sub-advisory fees owed.



SUB-ADVISORY FEES PAID BY THE ADVISER



                                                          2000                  1999                  1998
----------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                    $2,860,413            $1,637,988            $1,450,345
Bond Fund                                                        N/A                   N/A                   N/A
Capital Appreciation Fund                                  9,638,694             5,545,764             2,840,385
Equity-Income Fund                                         4,039,518             5,268,247             5,248,803
Global Asset Allocation Fund                               1,929,604             2,296,989             2,000,284
Growth and Income Fund                                     8,282,611             9,501,504             7,502,197
International Fund                                         1,898,905             2,200,556             1,233,752
Managed Fund                                               1,017,457             1,269,452             1,116,901
Money Market Fund                                                N/A                   N/A                   N/A
Social Awareness Fund                                      3,450,006             4,013,362             2,992,902
Special Opportunities Fund                                 1,024,476             1,706,577             1,775,700


--------------------------------------------------------------------------------


SERVICE MARKS. The service mark for the funds and the name Lincoln National have been adopted by the funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the adviser should not be the investment advisor of the funds.



In the Prospectus and sales literature, the name Fidelity Investments will be used with the Equity-Income Fund, Goldman Sachs with the Growth and Income Fund, Janus with the Capital Appreciation Fund and Putnam with the Aggressive Growth and Global Asset Allocation Funds. The continued use of these names is subject to the right of the respective sub-adviser to withdraw its permission in the event it ceases to be the sub-adviser to the particular fund it advises.


                                                                           GSD-3

DIRECTORS AND OFFICERS


The directors and executive officers of each fund, their business addresses, positions with fund, age and their principal occupations during the past five years are as follows:


----------------------------------------------------------------------------------------------------------
*     KELLY D. CLEVENGER                      Vice President, Lincoln National Life Insurance Co.
      Chairman of the Board,
      President and Director, age 48
      1300 S. Clinton Street
      Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------
      JOHN B. BORSCH, JR.                     Retired, formerly Director of Northwestern University
      Director, age 67
      1776 Sherwood Road
      Des Plaines, IL 60016
----------------------------------------------------------------------------------------------------------
      NANCY L. FRISBY, CPA                    Vice President/Chief Financial Officer, Desoto Memorial
      Director, age 59                        Hospital
      127 Sinclair Street, S.W.,              Formerly Chief Financial Officer, Bascom Palmer Eye
      Port Charlotte, FL 33952                Institute, University of Miami School of Medicine
----------------------------------------------------------------------------------------------------------
*     BARBARA S. KOWALCZYK                    Senior Vice President and Director, Corporate Planning and
      Director, age 49                        Development, Lincoln National Management Corporation;
      Centre Square, West Tower               Director, Lincoln Life and Annuity Company of New York
      1500 Market St., Suite 3900             (formerly Executive Vice President, Lincoln Investment
      Philadelphia, PA 19102-2112             Management, Inc.)
----------------------------------------------------------------------------------------------------------
      KENNETH G. STELLA                       President, Indiana Hospital and Health Association
      Director, age 57
      One America Square
      Indianapolis, IN 46282
----------------------------------------------------------------------------------------------------------
      FREDERICK J. CRAWFORD                   Vice President and Treasurer, Lincoln National Corp.;
      Treasurer, age 37                       President and Market Manager Greater Cincinnati Region of
      Centre Square, West Tower               Bank One, N.A.; and First Vice President and Senior Banker,
      1500 Market St., Suite 3900             Division of First Chicago NBD.
      Philadelphia, PA 19102-2112
----------------------------------------------------------------------------------------------------------
      CYNTHIA A. ROSE                         Assistant Vice President, Lincoln National Life Insurance
      Secretary, age 46                       Co.
      1300 South Clinton Street               Secretary and Assistant Vice President (eff. 1/1/99)
      Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------
      ERIC C. JONES                           Assistant Vice President, Finance, Director of Separate
      Assistant Vice President and Chief      Account Financial Operations, Lincoln National Life
      Accounting Officer, age 40              Insurance Co.
      1300 S. Clinton Street
      Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------
      STEVEN M. KLUEVER                       2nd Vice President, Funds Management, Lincoln National Life
      2nd Vice President, age 38              Insurance Co.
      1300 S. Clinton Street
      Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------



* Interested persons of the funds, as defined in the Investment Company Act of 1940 (1940 Act), as amended.


GSD-4


                                                     COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------------
                                      AGGREGATE COMPENSATION                           TOTAL COMPENSATION FROM FUND
NAME OF PERSON,                           FROM EACH FUND*                                    AND FUND COMPLEX
POSITION
----------------------------------------------------------------------------------------------------------------------------
JOHN B. BORSCH, JR.
Director                                      $1,773                                              $19,505
----------------------------------------------------------------------------------------------------------------------------
NANCY L. FRISBY
Director                                       1,870                                              18,550
----------------------------------------------------------------------------------------------------------------------------
KENNETH G. STELLA
Director                                       1,763                                              18,550
----------------------------------------------------------------------------------------------------------------------------


* Directors fees of $350 per meeting, plus expenses to attend the meetings, are paid by each fund to each director who is not an interested person of the funds.

CODE OF ETHICS


The funds permit "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics that has been adopted by each fund's Board of Directors. Access Persons are required to follow the guidelines established by a fund's Codes of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. Each fund's adviser and sub-adviser, pursuant to Rule 17j-1 and other applicable laws and pursuant to the terms of each fund's Code of Ethics, must adopt and enforce their own Codes of Ethics appropriate to their operations. Each fund's Board of Directors is required to review and approve the Codes of Ethics for the fund's adviser and sub-adviser.



FUND EXPENSES



Expenses other than investment advisory fees specifically assumed by each fund include: compensation and expenses of Directors of the fund who are not interested persons of the fund as defined in the 1940 Act; registration, filing, printing, and other fees in connection with filings with regulatory authorities, including the costs of printing and mailing updated Prospectuses and SAIs provided to current contract owners; fees and expenses of independent auditors; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer agent charges; brokerage commissions and securities and options transaction costs incurred by the fund; taxes and corporate fees; fees for accounting, valuation and related services; legal fees incurred in connection with the affairs of the fund (other than legal services provided by personnel of the adviser or its affiliated companies); the fees of any trade association of which the fund is a member; and expenses of shareholder and Director meetings.



DESCRIPTION OF SHARES



The authorized capital stock of each fund consists of shares of common stock, $0.01 par value. Fund shares will be owned by Lincoln Life and will be held by it in the variable accounts. As principal shareholder of each fund, Lincoln Life may be deemed to be a control person as that term is defined under the 1940 Act. However, as stated in the prospectuses for the variable accounts, Lincoln Life provides to contract owners of the variable accounts the right to direct the voting of fund shares at shareholder meetings, to the extent provided by law. Lincoln Life will vote for or against any proposition, or will abstain from voting, any fund shares attributable to a contract for which no timely voting instructions are received, and any fund shares held by Lincoln Life for its own account, in proportion to the voting instructions that it received with respect to all contracts participating in that fund. However, if the 1940 Act or any regulation under it should change, and as a result Lincoln Life determines it is permitted to vote fund shares in its own right, it may elect to do so.


All the shares of each fund are of the same class with equal rights and privileges. Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote, on all matters subjected to a vote of the shareholder. All shares, full and fractional, participate proportionately in any dividends and capital gains distributions and, in the event of liquidation, in that fund's net assets remaining after satisfaction of outstanding liabilities.

When issued, each share is fully-paid and non-assessable and the shareholder has no preemptive or conversion rights. Fund shares have non-cumulative voting

                                                                           GSD-5
rights, which means that holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In that event the holders of the remaining shares so voting will not be able to elect any directors. Shares may be redeemed as set forth under Purchase and Redemption of Fund Shares in the General Prospectus Disclosure.


The Bylaws of the funds allow them, in proper cases, to dispense with their annual meetings of the shareholder. Generally, this may be done as long as:
(1) a majority of the Directors then in office have at some point been elected by the shareholder and, if any vacancy is filled by vote of the Board of Directors, then immediately after filling the vacancy at least two thirds of the Directors shall have been elected by the shareholder; (2) there is no change in the independent auditor of the funds; (3) there is no material change to the investment advisory and/or sub-advisory agreements and/or fundamental policies; and (4) a shareholder vote is not required with respect to a distribution agreement. In adopting this procedure for dispensing with annual meetings that are a formality, the Directors of the funds have undertaken to comply with the requirements of Section 16(c) of the 1940 Act. That Section protects contract owners by providing a procedure by which they may require management to convene a meeting of the shareholder to vote on removal of one or more Directors. The Directors also have agreed to facilitate communication among contract owners for the purpose of calling those meetings. Further information about these procedures is available from fund management.


STRATEGIC PORTFOLIO TRANSACTIONS-ADDITIONAL INFORMATION


Because of their different investment objectives and portfolio management philosophies many of the funds engage to varying degrees in strategic portfolio transactions, in order to preserve or enhance the value of their assets. These can be generally identified as either derivative transactions or cash enhancement transactions. Derivative transactions are recognized by the investment community as an acceptable way to seek to increase the fund's overall value (or, depending on the condition of the securities markets, at least to slow its decrease). Cash enhancement transactions are designed to make some extra money for the fund when it has excess cash, or to help the fund obtain some cash for temporary purposes when needed. See the Prospectus for each fund for a listing of the kinds of transactions in which each fund may engage.

1. DERIVATIVE TRANSACTIONS

    A.  Introduction

       A derivative transaction is a financial agreement the value of which is dependent upon the values of one or more underlying assets or upon the values of one or more indices of asset values. The following types are currently in fairly common use in the investment community, although not every fund will use all of them:

        1. Equity contracts: stock options and indexed options; equity swaps; stock index futures and options on futures; swaptions;

        2. Interest rate contracts: interest rate futures and options on them; forward rate agreements (FRAs); interest rate swaps and their related transactions (e.g., caps, floors, collars and corridors); and/or

        3. Currency derivative contracts: currency forward contracts; currency options; currency futures; currency swaps; cross-currency interest rate swaps.

SIMPLIFIED DEFINITIONS FOR THESE TRANSACTIONS ARE PROVIDED AT THE END OF THIS GENERAL SAI DISCLOSURE.


Although they may be structured in complex combinations, derivative transactions in which the funds engage generally fall into two broad categories: options contracts or forward contracts. The combined forms are constantly evolving. In fact, variations on the types listed previously may come into use after the date of the fund's SAIs. Therefore, where a particular fund discloses the intent of that fund to engage in any of the types listed, that fund hereby reserves the right to engage in related variations on those transactions.


The funds intend to engage in derivative transactions only defensively, unless a fund's Prospectus or SAI states otherwise. Examples of this defensive use might be: to hedge against a perceived decrease in a fund's asset value; to control transaction costs associated with market timing (e.g., by using futures on an unleveraged basis); and to lock in returns, spreads, or currency exchange rates in anticipation of future cash market transactions.

There is no discussion here of asset-backed or mortgage-backed securities, or securities such as collateralized mortgage obligations, structured notes, inverse floaters, principal-only or interest-only securities, etc. For a description of these securities see the Prospectus or SAI for the funds that are authorized to engage in this kind of trading.

GSD-6

    B.  Risk factors commonly associated with derivative transactions.

       There are certain risks associated with derivatives, and some derivatives involve more of these risks than others. We briefly describe the most common ones here; however, this is not an exhaustive list. Consult your financial counselor if you have additional questions.

       CREDIT RISK is the possibility that a counterparty to a transaction will fail to perform according to the terms and conditions of the transaction, causing the holder of the claim to suffer a loss.

       CROSS-CURRENCY SETTLEMENT RISK (or Herstatt risk) is related to the settlement of foreign exchange contracts. It arises when one of the counterparties to a contract pays out one currency prior to receiving payment of the other. Herstatt risk arises because the hours of operation of domestic interbank fund transfer systems often do not overlap due to time zone differences. In the interval between the time one counterparty has received payment in one indicated currency and the time the other counterparty(ies) receive payment in the others, those awaiting payment are exposed to credit risk and market risk.

       LEGAL RISK is the chance that a derivative transaction, which involves highly complex financial arrangements, will be unenforceable in particular jurisdictions or against a financially troubled entity; or will be subject to regulation from unanticipated sources.

       MARKET LIQUIDITY RISK is the risk that a fund will be unable to control its losses if a liquid secondary market for a financial instrument does not exist. It is often considered as the risk that a (negotiable or assignable) financial instrument cannot be sold quickly and at a price close to its fundamental value.

       MARKET RISK is the risk of a change in the price of a financial instrument, which may depend on the price of an underlying asset.

       OPERATING RISK is the potential of unexpected loss from inadequate internal controls or procedures; human error; system (including data processing system) failure; or employee dishonesty.

       SETTLEMENT RISK between two counterparties is the possibility that a counterparty to whom a firm has made a delivery of assets or money defaults before the amounts due or assets have been received; or the risk that technical difficulties interrupt delivery or settlement even if the counterparties are able to perform. In the latter case, payment is likely to be delayed but recoverable.

       SYSTEMIC RISK is the uncertainty that a disruption (at a firm, in a market segment, to a settlement system, etc.) might cause widespread difficulties at other firms, in other market segments, or in the financial system as a whole.

       SPECIAL NOTE FOR OPTIONS AND FUTURES TRANSACTIONS: Gains and losses on options and futures transactions depend on the portfolio manager's ability to correctly predict the direction of stock prices and interest rates, and other economic factors. Options and futures trading may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. The loss from investing in futures transactions is potentially unlimited.

       SOME OF THESE RISKS MAY BE PRESENT IN EACH TYPE OF TRANSACTION, WHILE OTHERS MAY PERTAIN ONLY TO CERTAIN ONES. These risks are discussed here only briefly. Before you invest in a particular fund, please consult your financial counselor if you have questions about the risks associated with that fund's use of derivatives.

    C.  Varying usage of derivative transactions

       Subject to the terms of the Prospectus and SAI for each fund, that fund's portfolio manager decides which types of derivative transactions to employ, at which times and under what circumstances. For a description of the limits, risk factors and circumstances under which derivative transactions will be used by each fund, refer to the SAI booklet.

    D.  Increased government scrutiny

       Derivative transactions are coming under increased scrutiny by Congress and industry regulators (such as the SEC and the Office of the Comptroller of the Currency), and by self-regulatory agencies (such as the NASD). Should legislation or regulatory initiatives be enacted resulting in additional restrictive requirements for derivative transactions, Lincoln Life and the funds reserve the right to make all necessary changes in the contracts and the Registration Statements for the funds, respectively, to comply with those requirements.

                                                                           GSD-7

2. CASH ENHANCEMENT TRANSACTIONS


Cash enhancement transactions also involve certain risks to the fund. They are discussed more fully in the SAI.

    A.  Lending of portfolio securities

       Any fund authorized to do so may make secured loans of its portfolio securities in order to realize additional income. The loans are limited to a maximum of a stipulated amount of the fund's total assets. As a matter of policy, securities loans are made to broker/dealers under agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to 102% of the value of the securities lent.

       The borrower pays the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on securities lent. The fund also retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower.


       With respect to the loaned securities, voting rights or rights to consent pass to the borrower. However, the fund retains the right to call in the loans and have the loaned securities returned at any time with reasonable notice. This is important when issuers of the securities ask holders of those securities--including the fund--to vote or consent on matters which could materially affect the holders' investment. The fund may also call in the loaned securities in order to sell them. None of the fund's portfolio securities will be loaned to the adviser, to any sub-adviser, or to any of their respective affiliates. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.


    B.  Repurchase (Repo) and reverse repurchase (Reverse Repo) transactions

        1. REPOS. From time to time, the funds may enter into Repo transactions. In a typical Repo transaction, the fund involved buys U.S. Government or other money market securities from a financial institution (such as a bank, broker, or savings and loan association). At the same time, as part of the arrangement, the fund obtains an agreement from the seller to repurchase those same securities from the fund at a specified price on a fixed future date.

           The repurchase date is normally not more than seven days from the date of purchase. Repurchase agreements maturing in more than seven days will be considered illiquid and subject to the fund's restriction on illiquid securities.

        2. REVERSE REPOS. A fund may also be authorized to enter into Reverse Repo transactions. This simply means the fund is on the reverse side of a Repo transaction. That is, the fund is the Seller of some of its portfolio securities, subject to buying them back at a set price and date.

           Authorized funds will engage in Reverse Repos for temporary purposes, such as for obtaining cash to fund redemptions; or for the purpose of increasing the income of the fund by investing the cash proceeds at a higher rate than the cost of the agreement. Entering into a reverse repo transaction is considered to be the borrowing of money by the fund. Funds authorized to engage in Repos as buyers are not necessarily authorized to do Reverse Repos.


RISKS OF OPTIONS AND FINANCIAL FUTURES TRADING


This discussion relates to all funds except the International Fund and the Money Market Fund. (Note: The SAIs for Aggressive Growth, Capital Appreciation, Equity-Income and Global Asset Allocation Funds provide additional disclosures concerning the types and risks of the strategic portfolio transactions in which they may engage.)


OPTIONS TRADING



A fund may purchase or write (sell) options on financial instruments as a means of achieving additional return or hedging the value of the fund's portfolio. The fund may not purchase or write put or covered call options in an aggregate cost exceeding 30% of the value of its total assets. The fund would invest in options in standard contracts which may be quoted on NASDAQ, or on national securities exchanges. Currently options are traded on numerous securities and indices including, without limitation, the Standard and Poor's 100 Index (S&P 100), the Standard and Poor's 500 Index (S&P 500), and the NYSE Beta Index.



Put and call options are generally short-term contracts with durations of nine months or less. The investment adviser will generally write covered call options when it anticipates declines in the market value of the portfolio securities and the premiums received may offset to


GSD-8
some extent the decline in the fund's net asset value. On the other hand, writing put options may be a useful portfolio investment strategy when the fund has cash or other reserves and it intends to purchase securities but expects prices to increase.



Generally, the risk to the fund in writing options is that the investment adviser's assumption about the price trend of the underlying security may prove inaccurate. If the fund wrote a put, expecting the price of a security to increase, and it decreases, or if the fund wrote a call, expecting the price to decrease but it increased, the fund could suffer a loss if the premium received in each case did not equal the difference between the exercise price and the market price.


As with the writer of a call, a put writer generally hopes to realize premium income. The risk position of the fund as a put writer is similar to that of a covered call writer which owns the underlying securities. Like the covered call writer (who must bear the risk of the position in the underlying security), the fund as a put writer stands to incur a loss if and to the extent the price of the underlying security falls below the exercise price plus premium.

Principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. In addition, there is no assurance that the fund will be able to effect a closing transaction at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. If a substantial number of covered options written by the fund are exercised, the fund's rate of portfolio turnover could exceed historic levels. This could result in higher transaction costs, including brokerage commissions. The fund will pay brokerage commissions in connection with the writing and purchasing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.


FUTURES CONTRACTS AND OPTIONS THEREON



The fund may buy and sell financial futures contracts (futures contracts) and related options thereon solely for hedging purposes. The fund may sell a futures contract or purchase a put option on that futures contract to protect the value of the fund's portfolio in the event the investment adviser anticipates declining security prices. Similarly, if security prices are expected to rise, the fund may purchase a futures contract or a call option thereon.


The fund may purchase and sell financial futures contracts (futures contracts) as a hedge against fluctuations in the value of securities which are held in the fund's portfolio or which the fund intends to purchase. The fund will engage in such transactions consistent with the fund's investment objective. For certain limited purposes, the fund may also be authorized to buy futures contracts on an unleveraged basis and not as an anticipatory hedge. Currently, futures contracts are available on Treasury bills, notes, and bonds as well as interest-rate and stock market indexes.

The Bond, Growth and Income, Managed, Social Awareness, and Special Opportunities funds may only purchase futures and related options thereon for hedging purposes. The Aggressive Growth, Capital Appreciation, Equity-Income, and Global Asset Allocation funds may purchase futures and related options for both hedging and non-hedging purposes, but subject to the limits described in each fund's SAI. The funds will not purchase or sell futures contracts or related options if immediately thereafter more than 1/3 of its net assets would be hedged.


There are a number of risks associated with futures hedging. Changes in the price of a futures contract generally parallel but do not necessarily equal changes in the prices of the securities being hedged. The risk of imperfect correlation increases as the composition of the fund's securities portfolio diverges from the securities that are the subject of the futures contract. Because the change in the price of the futures contract may be more or less than the change in the prices of the underlying securities, even a correct forecast of price changes may not result in a successful hedging transaction. Another risk is that the investment adviser could be incorrect in its expectation as to the direction or extent of various market trends or the time period within which the trends are to take place.


The fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. This investment policy does not apply to the Capital Appreciation, Global Asset Allocation, and Equity-Income funds. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

                                                                           GSD-9

Successful use of futures contracts by the fund is also subject to the ability of the investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sale of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The fund may have to sell securities at a time when it is disadvantageous to do so. Where futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest its cash in an orderly fashion, it is possible that the market may decline instead; if the fund then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.



The selling of futures contracts by the fund and use of related transactions in options on futures contracts are subject to position limits, which are affected by the activities of the investment adviser.


The hours of trading of futures contracts may not conform to the hours during which the fund may trade securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.


The fund's successful use of futures contracts and options thereon depends upon the ability of its investment adviser to predict movements in the securities markets and other factors affecting markets for securities and upon the degree of correlation between the prices of the futures contracts and the prices of the securities being hedged. As a result, even a correct forecast of price changes may not result in a successful hedging transaction. Although futures contracts and options thereon may limit the fund's exposure to loss, they may also limit the fund's potential for capital gains. For example, if the fund has hedged against the possibility of decrease in prices which would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. Although the fund will enter into futures contracts only where there appears to be a liquid market, there can be no assurance that such liquidity will always exist.



LENDING OF PORTFOLIO SECURITIES



The funds may from time to time lend securities from their portfolios to brokers, dealers and financial institutions and receive collateral from the borrower, in the form of cash (which may be invested in short-term securities), U.S. Government obligations or certificates of deposit. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, and will be in the actual or constructive possession of the particular fund during the term of the loan. The fund will maintain the incidents of ownership of the loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the fund will receive interest on the amount of the loan. The loans will be terminable by the fund at any time and will not be made to any affiliates of the fund or the adviser. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.



As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral or the loaned securities should the borrower of securities fail financially. However, loans of portfolio securities will be made to firms deemed by the adviser to be creditworthy.



RISKS OF REPURCHASE AND REVERSE REPURCHASE AGREEMENTS


The funds may make short-term investments in repurchase agreements. The difference between the purchase price to the fund and the resale price to the seller represents the interest earned by the fund which is unrelated to the coupon rate or maturity of the purchased security. If the seller defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement declines, or the fund may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Board of Directors of the funds or its delegate will evaluate the creditworthiness of all entities, including banks and broker-dealers, with which they propose to enter into repurchase agreements. These transactions will be fully collateralized; and the collateral for each

GSD-10
transaction will be in the actual or constructive possession of the particular fund during the terms of the transaction, as provided in the agreement.


Similarly, the fund will enter into reverse repurchase agreements only with parties that the adviser or sub-advisor deems creditworthy. While a reverse repurchase agreement is outstanding, the funds will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement.



FOREIGN INVESTMENTS


There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates; devaluation of currencies; political or economic developments including the possible imposition of currency exchange blockages, bars preventing the removal of assets, or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; and the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. With respect to certain foreign countries, there is also the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of cash or other assets of a fund, including the withholding of interest payments or dividends. These risks may be particularly great in so-called developing or undeveloped countries, sometimes referred to as Emerging Markets.


In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, a fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. The funds will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities. In buying and selling securities on foreign exchanges, a fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the U.S. There may be difficulty in enforcing legal rights outside the U.S. For example, in the event of default on any foreign debt obligations, it may be more difficult or impossible for the fund to obtain or to enforce a judgment against the issuers of these securities. The adviser or sub-adviser will take all these factors into consideration in managing a fund's foreign investments.


The share price of a fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which those securities are denominated. Depending on the extent of a fund's investments abroad, changes in a fund's share price may have a low correlation with movements in the U.S. markets. Because most of the foreign securities in which the fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of the fund.


FOREIGN CURRENCIES



When an adviser or sub-adviser believes that a currency in which a portfolio security or securities is denominated or exposed may suffer a decline against the U.S. dollar, it may hedge that risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the portfolio securities denominated in or exposed to that foreign currency.


Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a fund may hold various foreign currencies, the value of the net assets of that fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. Some foreign currency values may be volatile, and there is the possibility of government controls on currency exchange or governmental intervention in currency markets which could adversely affect the fund.


Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. In order to protect against uncertainty in the level of future foreign currency exchange rates, a fund's adviser or sub-adviser may attempt to manage exchange rate risk through active currency management, including the use of certain foreign currency hedging transactions.



For example, it may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into contracts to exchange that currency for U.S. dollars (not exceeding the value of the fund's assets denominated in or exposed to that currency), or by participating in options or futures contracts with respect to that currency. If the adviser or sub-adviser believes that a particular currency may


                                                                          GSD-11
decline relative to the U.S. dollar, the fund may also enter into contracts to sell that currency (up to the value of the fund's assets denominated in or exposed to that currency) in exchange for another currency that the adviser or sub-adviser expects to remain stable or to appreciate relative to the U.S. dollar. This technique is known as currency cross-hedging. Refer to the Prospectus for each fund to determine which funds may engage in these transactions.



These strategies are intended to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, these strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact the fund's performance if the adviser or sub-adviser's projection of future exchange rates is inaccurate. See Strategic Portfolio Transactions -- Additional Information.



VALUATION OF PORTFOLIO SECURITIES



SHORT-TERM INVESTMENTS. For funds (other than the Money Market Fund) that own short-term investments which mature in less than 60 days, these instruments are valued at amortized cost. Such securities acquired with a remaining maturity of 61 days or more are valued at their fair value until the sixty-first day prior to maturity; thereafter, their cost for valuation purposes is deemed to be their fair value on such sixty-first day.



OPTIONS TRADING. For those funds engaging in options trading, fund investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The fund's net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.



FUTURES CONTRACTS AND OPTIONS. For those funds buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.



FOREIGN SECURITIES. For funds investing in foreign securities, the value of a foreign portfolio security held by a fund is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the NYSE, that fund's portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the fund's assets.


However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of fund shares on days when the investor has no access to the fund. There are more detailed explanations of these circumstances in the SAI for the various funds. See the General Prospectus Disclosure for the funds for information about how to obtain a copy of the SAI booklet for the 11 funds.

CUSTODIAN

All securities, cash and other similar assets of the Bond, Growth and Income, Managed, Money Market, Social Awareness and Special Opportunities funds are currently held in custody by The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, NY 11245. Chase Manhattan agreed to act as custodian for each fund pursuant to a Custodian Agreement dated March 30, 1998.

All securities, cash and other similar assets of the Aggressive Growth, Capital Appreciation, Equity-Income, Global Asset Allocation and International Funds are held in custody by State Street Bank and Trust Co., 225 Franklin Street, Boston, Massachusetts 02110. State Street agreed to act as custodian for these funds pursuant to Custodian Contracts effective July 21, 1987 for the Global Asset Allocation fund, April 29, 1991 for the International fund, and December 6, 1993 for the other three funds.

Under these Agreements, the respective custodians shall (1) receive and disburse money; (2) receive and hold securities; (3) transfer, exchange, or deliver securities; (4) present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; (5) cause escrow and deposit receipts to be executed; (6) register securities; and
(7) deliver to the funds proxies, proxy statements, etc.


It is anticipated that by the end of 3rd quarter 2001, the custodian for each of these funds will be changed to Mellon Bank, 1735 Market Street, Suite 1735, Philadelphia, Pennsylvania 19103. This change is not expected to result in any material variation in the custodial services currently provided to these funds.



Lincoln Life performs the dividend and transfer functions for each fund.


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INDEPENDENT AUDITORS



Each fund's Board of Directors has engaged Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, to be the independent auditors for the fund. In addition to the audit of the 2000 financial statements of the funds, other services provided include review and consultation connected with filings of annual reports and registration statements with the Securities and Exchange Commission (SEC); consultation on financial accounting and reporting matters; and meetings with the Audit Committee.



FINANCIAL STATEMENTS



The audited financial statements and the reports of Ernst & Young LLP, Independent Auditors, for the funds are incorporated by reference to each fund's 2000 Annual Report. We will provide a copy of each fund's Annual Report on request and without charge. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call: 1-800-4LINCOLN (452-6265).



BOND AND COMMERCIAL PAPER RATINGS


Certain of the funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's Corp.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S CORP.

AAA -- This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

                                                                          GSD-13

BB-B-CCC-CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1 -- Highest Quality;
Prime 2 -- Higher Quality;
Prime 3 -- High Quality.

(The funds will not invest in commercial paper rated Prime 3).

STANDARD & POOR'S CORP.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The fund will invest in commercial paper rated in the A Categories, as follows:

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The funds will not invest in commercial paper rated A-3).

A -- 1 this designation indicates that the degree of safety regarding timely payment is very strong.

A -- 2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated A-1.


U.S. GOVERNMENT OBLIGATIONS


Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of two to ten years and Treasury bonds generally have a maturity of greater than ten years.

Various agencies of the U.S. Government issue obligations. Some of these securities are supported by the full faith and credit of the U.S. Treasury (for example those issued by Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority).

Obligations of instrumentalities of the U.S. Government are supported by the right of the issuer to borrow from the Treasury (for example, those issued by Federal Farm Credit Banks, Federal Home Loan Bank, Federal Home Loan Mortgage Corp., Federal Intermediate Credit Banks, Federal Land Bank and the U.S. Postal Service). Obligations supported by the credit of the instrumentality include securities issued by government-sponsored corporations whose stock is publicly held (for example, the Federal National Mortgage Association, and the Student Loan Marketing Association). There is no guarantee that the government will support these types of securities, and therefore they may involve more risk than other government obligations.

TAXES

Each fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the Code). If a fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.

The federal tax laws impose a 4% nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws, unless certain exceptions apply. Each fund intends to comply with such distribution requirements or qualify under one or more exceptions, and thus does not expect to incur the 4% nondeductible excise tax.

GSD-14

Since the sole shareholder of each fund will be Lincoln Life, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

The discussion of federal income tax considerations in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the fund. State and local taxes vary.


DERIVATIVE TRANSACTIONS-DEFINITIONS



The SAI for each fund and this uniform General SAI Disclosure discuss the type of derivative transactions in which the funds may engage and the risks typically associated with many derivative transactions. Here are some definitions for the derivatives listed in the General SAI Disclosure:


OPTION. A contract which gives the fund the right, but not the obligation, to buy or sell specified securities at a fixed price before or at a designated future date. If the contract allows the fund to buy securities, it is a call option; if to sell, it is a put option. It is common practice in options trading to terminate an outstanding option contract by entering into an offsetting transaction known as a closing transaction; as a result of which the fund would either pay out or receive a cash settlement. This is discussed below.


CURRENCY OPTION. Discussed later.



FIXED INCOME OPTION. One based on a fixed-income security, such as a corporate or government bond.



INDEX OPTION. One based on the value of an index which measures the fluctuating value of a basket of pre-selected securities.



STOCK (EQUITY) OPTION. One based on the shares of stock of a particular company.



OPTION ON A FUTURES CONTRACT. Discussed later.


SWAP. A financial transaction in which the fund and another party agree to exchange streams of payments at periodic intervals under a predetermined set of occurrences related to the price level, performance or value of one or more underlying securities, and pegged to a reference amount known as the notional amount. A swap is normally used to change the market risk associated with a loan or bond borrowing from one interest rate base (fixed term or floating rate) or currency of one denomination to another.


EQUITY SWAP. One which allows the fund to exchange the rate of return (or some portion of the rate) on its portfolio stocks (an individual share, a basket or index) for the rate of return on another equity or non-equity investment.



INTEREST RATE SWAP. One in which the fund and another party exchange different types of interest payment streams, pegged to an underlying notional principal amount. The three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another).



RELATED TRANSACTIONS TO INTEREST RATE SWAPS:


a. Cap. A contract for which the buyer pays a fee, or premium, to obtain protection against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter.

b. Floor. A contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.

c. Collar. An arrangement to simultaneously purchase a cap and sell a floor, in order to maintain interest rates within a defined range. The premium income from the sale of the floor reduces or offsets the cost of buying the cap.

d. Corridor. An agreement to buy a cap at one interest rate and sell a cap at a higher rate.

SWAPTION. An option to enter into, extend, or cancel a swap.


FUTURES CONTRACT. A contract which commits the fund to buy or sell a specified amount of a financial instrument at a fixed price on a fixed date in the future. Futures contracts are normally traded on an exchange and their terms are standardized, which makes it easier to buy and sell them.



INTEREST RATE FUTURES (AND OPTIONS ON THEM). Futures contracts pegged to U.S. and foreign fixed-income securities, debt indices and reference rates.


                                                                          GSD-15

STOCK INDEX FUTURES. Futures contracts based on an index of pre-selected stocks, with prices based on a composite of the changes to the prices of the individual securities in the index (e.g., S&P 500).



OPTION ON A FUTURES CONTRACT. An option taken on a futures position.



FORWARD CONTRACT. An over-the-counter, individually-tailored futures contract.



FORWARD RATE AGREEMENT (FRA). A contract in which the fund and another party agree on the interest rate to be paid on a notional deposit of specified maturity at a specific future time. Normally, no exchange of principal is involved; the difference between the contracted rate and the prevailing rate is settled in cash.



CURRENCY CONTRACT. A contract entered into for the purpose of reducing or eliminating an anticipated rise or drop in currency exchange rates over time.



CURRENCY FUTURES. Futures contracts on foreign currencies. Used to hedge the purchase or sale of foreign securities.



CURRENCY OPTION. An option taken on foreign currency.



CURRENCY SWAP. A swap involving the exchange of cash flows and principal in one currency for those in another, with an agreement to reverse the principal swap at a future date.



CROSS-CURRENCY INTEREST RATE SWAP. A swap involving the exchange of streams of interest rate payments (but not necessarily principal payments) in different currencies and often on different interest bases (e.g., fixed Deutsche Mark against floating dollar, but also fixed Deutsche Mark against fixed dollar).



FORWARD CURRENCY CONTRACT. A contract to lock in a currency exchange rate at a future date, to eliminate risk of currency fluctuation when the time comes to convert from one currency to another.


GSD-16

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

                                                                          GSD-17

                          PART C - OTHER INFORMATION



Item 23. Exhibits:

     (a)1.    - (a) Articles of Incorporation*

     (a)2.    - (b) Articles Supplementary*

     (b)      - By-Laws*

     (c)      - Certificate*

     (d)1.    - Advisory Agreement between Lincoln Investment Management,
                Inc. (formerly Lincoln National Investment Management Company, Inc.) and Lincoln National Managed Fund, Inc. dated March 3, 1983.*



     (d)2.    - Assumption Agreement Investment Advisory Agreement


     (e)1.    - N/A

     (e)2.    - Specimen Agents Contract*

     (f)      - N/A

     (g)1.    - Custody Agreement between The Chase Manhattan Bank and Lincoln
                National Managed Fund, Inc. dated March 30, 1998.*

     (g)2.    - Form of Mellon Bank Custody Agreement




     (h)1.    - Fund Participation Agreement
                 a. Fund Participation Agreement between Lincoln Life Insurance Company and Lincoln National Managed Fund, Inc.
                 b. Fund Participation Agreement between Lincoln Life & Annuity Company of New York and Lincoln National Managed Fund, Inc.


     (h)2.    - Trade Name Agreement*

     (h)3.    - Services Agreement between Delaware Management Holdings,
                Inc., Delaware Service Company, Inc., Lincoln National Managed Fund, Inc. and Lincoln National
                Life Insurance Company is incorporated herein by reference to the Registration Statement on Form N-1A (2-80741), Amendment No. 21 filed on April 10, 2000.

     (i)      - Opinion of Counsel*

     (j)      - Consent of Ernst & Young LLP, Independent Auditors

     (k)      - N/A

     (l)      - Investment Letter*

     (m)      - N/A


     (n)      - N/A


     (o)      - N/A

     (p)      - Code of Ethics
                1. Lincoln National Managed Fund, Inc.
                2. Delaware Lincoln Investment Advisers (DLIA)

     (q)1.    - Power of Attorney, Kenneth G. Stella is incorporated by
                reference to Post-Effective Amendment No. 19 filed on April 16, 1999.

        2. - Power of Attorney, John B. Borsch, Jr. is incorporated by reference to Post-Effective Amendment No. 19 filed on April 16, 1999.

        3. - Power of Attorney, Barbara S. Kowalczyk is incorporated by reference to Post-Effective Amendment No. 19 filed on April 16, 1999.

        4. - Power of Attorney, Nancy L. Frisby is incorporated by reference to Post-Effective Amendment No. 19 filed on April 16, 1999.

        5. - Power of Attorney, Eric C. Jones is incorporated by reference to Post-Effective Amendment No. 19 filed on April 16, 1999.

        6.    - Power of Attorney, Frederick J. Crawford.

        7. - Power of Attorney, Kelly D. Clevenger is incorporated by reference to Post-Effective Amendment No. 19 filed on April 16, 1999.


     (r)      - Organizational Chart


     (s)      - Memorandum Concerning Books and Records



*Incorporated by reference to Post-Effective Amendment No. 17 to this Registration Statement

Item 24. Persons Controlled by or Under Common Control with Registrant


     See "Management of the Funds" and "Purchase of and Redemption of Fund Shares" in the General Prospectus Disclosure forming Part A of this Reqistration Statement and "Investment Adviser and Sub-Advisers" in the General SAI Disclosure forming Part B of this Registration Statement. As of the date of this Post-Effective Amendment, the Lincoln National Life Insurance Company (Lincoln Life), for its Variable Annuity Accounts C and Q and Variable Life Accounts D and K are the shareholders of the Fund.



     No persons are controlled by the Registrant. A diagram of all persons under common control with the Registrant is filed as Exhibit (r) to this Registration Statement.


Item 25. Indemnification


As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant.



Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless is the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.



The Registrant will purchase an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claim against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.



Section 9 of the Investment Advisory Agreement (Exhibit (d) 1 to the Registration Statement) limits the liability of DLIA to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by them of its respective obligations and duties under the agreements.



The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17 (i) of such Act remain in effect and are consistently applied.


Item 26. Business and Other Connections of Investment Adviser


     Information pertaining to any business and other connections of Registrant's investment adviser, DLIA, is hereby incorporated by reference from the section captioned "Management of the Fund" in the Prospectus forming Part A of this Registration Statement, the section captioned "Investment Adviser and Sub-Advisers" in the General SAI Disclosure forming Part B of this Registration Statement, and Item 7 of Part II of Delaware Management Business Trust's (DMBT's) Form ADV filed separately with the Commission (File No. 811-32108).



     The other businesses, professions, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of DLIA are hereby incorporated by reference, respectively, from Schedules A and D of DLIA's Form ADV.



As of March 15, 2001; the officers and/or directors of the Investment Adviser held the following positions:



Charles E. Haldeman, Jr.                 President/Chief Executive Officer

John C.E. Campbell                       Executive Vice President/Global Marketing & Client
                                         Services

Jude T. Driscoll                         Executive Vice President/Head of Fixed Income
David K. Downes                          Executive Vice President/Chief Operating Officer/Chief Financial
                                         Officer
Richard J. Flannery                      Executive Vice President/General Counsel/Chief Administrative
                                         Officer

Michael P. Bishof                        Senior Vice President/Investment Accounting
Lisa O. Brinkley                         Senior Vice President/Compliance Director
Timothy G. Connors                       Senior Vice President/Director of Research, Fundamental
Robert J. DiBraccio                      Senior Vice President/Head Of Equity Trading
J. Paul Dokas                            Senior Vice President/Director of Research, Quantitative
Susan L. Hanson                          Senior Vice President/Global Marketing & Client Services
Joseph H. Hastings                       Senior Vice President/Corporate Controller/Treasurer
Joanne O. Hutcheson                      Senior Vice President/Human Resources
Richelle S. Maestro                      Senior Vice President/Deputy General Counsel/Secretary
John J. O'Connor                         Senior Vice President/Investment Accounting
David Prince                             Senior Vice President/Client Services
See Yeng Quek                            Senior Vice President/Senior Portfolio Manager
Paul M. Ross                             Senior Vice President/Global Marketing & Client Services
James L. Shields                         Senior Vice President/Chief Information Officer

Gary T. Abrams                           Vice President/Equity Trader
Christopher S. Adams                     Vice President/Senior Equity Analyst
Peter C. Andersen                        Vice President/Senior Portfolio Manager
Paul A. Aronson                          Vice President
Richard E. Biester                       Vice President/Equity Trader
Dennis A. Blume                          Vice President
Susan J. Bonnell                         Vice President
Ryan K. Brist                            Vice President/Portfolio Manager
Steven R. Brody                          Vice President
Patrick R. Chasey                        Vice President
Alex P. Cigolle                          Vice President/Senior High Yield Analyst
Donald M. Cobin                          Vice President/Director of Research
David F. Connor                          Vice President/Deputy General Counsel/Assistant Secretary
Richard L. Corwin                        Vice President
Joseph F. DeMichele                      Vice President/High Grade Trader

Joel A. Ettinger                         Vice President/Taxation
Joseph Fiorilla                          Vice President/Trading Operations
Mark S. Forman                           Vice President
Stuart M. George                         Vice President/Equity Trader
John J. Gerber                           Vice President
Robert Ginsberg                          Vice President/Senior Equity Analyst
Luke N. Girard                           Vice President
Leif D. Jensen                           Vice President
Walter M. Korinke                        Vice President
R. Scott Krafft                          Vice President
Robert M. Lally                          Vice President/Portfolio Manager
Kevin S. Lee                             Vice President/Assistant Controller
Philip Y. Lin                            Vice President/Associate General Counsel/Assistant Secretary

R. Gordon Marsh                          Vice President
David J. Miller                          Vice President/Assistant Treasurer
David P. O'Connor                        Vice President/Associate General Counsel/Assistant Secretary

Thomas J. O'Day                          Vice President
Charlene J. Perkins-Holye                Vice President
Leona D. Perks                           Vice President/Compensation, Benefits & Human Resources
                                         Information Systems
Timothy L. Powell                        Vice President
Samaresh Priyadarshi                     Vice President
Timothy L. Rabe                          Vice President/High Yield Trader
Robert E. Rachlow                        Vice President
Upender V. Rao                           Vice President/Senior Portfolio Manager
Whitney H. Reid                          Vice President/Client Services
Richard Salus                            Vice President/Assistant Controller
Richard D. Seidel                        Vice President/Assistant Controller/ Manager, Payroll
Rita A. Silvestri                        Vice President/Investment Accounting
Frank M. Staves                          Vice President/Client Services
Karen L. Surguine                        Vice President
Michael T. Taggart                       Vice President/Facilities & Administrative Services
Ward W. Tatge                            Vice President/Senior Research Analyst

Judy K. Coplen                           Second Vice President
Kimberly T. Gilliam                      Second Vice President
Rita A. Glass                            Second Vice President
Michael H. Haney                         Second Vice President
Christine M. Konrath                     Second Vice President
Robert F. Larkin                         Second Vice President
Mark Laurent                             Second Vice President
Bradford K. Martling                     Second Vice President
Marybeth Montgomery                      Second Vice President
Keith A. Schinnerer                      Second Vice President
Dennis E. Westrick                       Second Vice President/Assistant Treasurer/Investment
                                         Officer

Kimberly L. Aspenleider                  Assistant Vice President/Client Services
Ryan A. Avrett                           Assistant Vice President
Carolyn Brown-Jordan                     Assistant Vice President/Investment Accounting
Sherrie R. Davis                         Assistant Vice President
William J. Dwyer                         Assistant Vice President/Corporate Actions
William K. Engmann                       Assistant Vice President/Research Analyst
Abby C. Fick                             Assistant Vice President/Legal Services
Paul T. Fitzgerald                       Assistant Vice President/Investment Accounting
Brian Funk                               Assistant Vice President/Research Analyst
Brent C. Garrells                        Assistant Vice President/Research Analyst
John P. Haydu                            Assistant Vice President/Corporate Accounting
Frances G. Jancose                       Assistant Vice President
Stephen M. Juszczyszyn                   Assistant Vice President/Senior Fixed Income Trader
Catherine Knapp                          Assistant Vice President/Internal Audit
Mark Mastrogiovanni                      Assistant Vice President/Investment Accounting
Charles (Tom) McClintic                  Assistant Vice President/High Yield Trader
Kevin Miskewicz                          Assistant Vice President/Telecommunications
Matthew Nannen                           Assistant Vice President/Investment Accounting
Louis V. (Trey) Ott, III                 Assistant Vice President/Research Analyst
Donald G. Padilla                        Assistant Vice President/Equity Analyst
Michael T. Pellegrino                    Assistant Vice President/Assistant Secretary/Senior Counsel
Bradley S. Ritter                        Assistant Vice President
Joseph T. Rogina                         Assistant Vice President/Equity Trader
Regina N. Rohrbacher                     Assistant Vice President/Compliance Officer
Jil Schoeff Lindholm                     Assistant Vice President
Barbara A. Short                         Assistant Vice President
Janet S. Steinwedel                      Assistant Vice President/Training & Organizational
                                         Development

Erik E. Zipf                             Assistant Vice President/Equity Analyst

Terry Bearman                            Assistant Secretary
Vickie L. Berkshire                      Assistant Secretary
Susan Bishop                             Assistant Secretary
Doris J. Green                           Assistant Secretary
Ellen J. Haugk                           Assistant Secretary
Julie Romine                             Assistant Secretary
Marilyn J. Smith                         Assistant Secretary

Stephen F. Gallagher                     Compliance Officer
Molly Graham                             Legal Services Officer
Cindy Lindenberg                         Compliance Officer
Dennis Norman                            Tax Compliance Officer
William H. Speacht                       Code of Ethics Officer;

Item 27. Principal Underwriters

         Not applicable.

Item 28. Location of Accounts and Records

         See Exhibit 23(s).


Item 29. Management Services

         Not applicable.

Item 30. Undertakings

         Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, and State of Indiana, on the 3rd day of April, 2001.

                                          LINCOLN NATIONAL
                                          MANAGED FUND, INC.


                                          By /s/ Kelly D. Clevenger
                                            -----------------------------
                                            Kelly D. Clevenger
                                            President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




Signature                   Title                                    Date
----------                  -----                                    ----
/s/ Kelly D. Clevenger      Chairman of the Board,               April 3, 2001
-----------------------     President, and Director
Kelly D. Clevenger          (Principal Executive Officer)

*                           Director                             April 3, 2001
-----------------------
John B. Borsch, Jr.

*                           Director                             April 3, 2001
-----------------------
Barbara S. Kowalczyk

*                           Director                             April 3, 2001
-----------------------
Nancy L. Frisby

*                           Director                             April 3, 2001
-----------------------
Kenneth G. Stella

*                           Chief Accounting Officer             April 3, 2001
-----------------------     (Principal Accounting Officer)
Eric C. Jones

**                          Vice President and Treasurer         April 3, 2001
-----------------------     (Principal Financial Officer)
Frederick J. Crawford



*By /s/ Steven M. Kluever   pursuant to Power of Attorney filed with
   -----------------------  Post-Effective Amendment No. 19 filed on
   Steven M. Kluever        April 16, 1999.


**By /s/ Steven M. Kluever  Pursuant to a Power of Attorney filed with
    ----------------------  this Registration Statement.
   Steven M. Kluever